UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Golden Minerals Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PROXY GOLDEN MINERALS COMPANY Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held Virtually on June 10, 2020 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Notice and Proxy Statement and Annual Report to Stockholders are available at www.viewproxy.com/GoldenMinerals/2020. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before June 2, 2020 to facilitate timely delivery. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice. The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet. Material for this annual meeting and future meetings may be requested by one of the following methods: Go to www.viewproxy.com/GoldenMinerals/2020. Have the 11-digit control number available when you access the website and follow the instructions. INTERNET TELEPHONE 877-777-2857 TOLL FREE requests@viewproxy.com * If requesting material by e-mail, please send a blank e-mail with the company name and your 11-digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. E-MAIL You must use the 11-digit control number located in the box below to vote via Internet or to request proxy materials. CONTROL NO. The 2020 Annual Meeting of Stockholders of Golden Minerals Company will be held virtually on June 10, 2020 at 9:00 A.M. Local Time. As a Registered Holder, you may vote your shares at the Annual Meeting by first registering at http://www.viewproxy.com/GoldenMinerals/2020 using your Virtual Control Number below. Your registration must be received by 11:59 p.m. EDT on June 7, 2020. On the day of the meeting, you may log in to the meeting at http://www.viewproxy.com/GoldenMinerals/2020/vm using the password you received via email in your registration confirmation and follow the instructions to vote your shares. Please have your Virtual Control Number with you during the meeting in order to vote. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement in the section titled “About the Meeting - What do I need to do to virtually attend the annual meeting via live audio webcast?” Voting Items: (1)To elect seven (7) directors to hold office until the 2021 annual meeting of stockholders or until their successors are elected; 01 Jeffrey G. Clevenger 02 Warren M. Rehn03 W. Durand Eppler 04 Kevin R. Morano 05 Terry M. Palmer06 Andrew N. Pullar07 David H. Watkins (2)To ratify the selection of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. (3)To increase the Company’s authorized common stock from 200,000,000 to 300,000,000 shares by amending the Company’s Amended and Restated Certificate of Incorporation. NOTE: To transact such other business as may properly come before the meeting or any postponements or adjournments thereof. The Board of Directors recommends a vote FOR the Election of Directors and FOR Proposals 2 and 3.

GOLDEN MINERALS COMPANY HOW TO REGISTER FOR THE VIRTUAL ANNUAL MEETING The 2020 Annual Meeting of Stockholders of Golden Minerals Company will be held virtually on June 10, 2020 at 9:00 A.M. Local Time. As a Registered Holder, you may vote your shares at the Annual Meeting by first registering at http://www.viewproxy.com/GoldenMinerals/2020 using your Virtual Control Number. Your registration must be received by 11:59 p.m. EDT on June 7, 2020. On the day of the meeting, you may log in to the meeting at http://www.viewproxy.com/GoldenMinerals/2020/vm using the password you received via email in your registration confirmation and follow the instructions to vote your shares. Please have your Virtual Control Number with you during the meeting in order to vote. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement in the section titled “About the Meeting - What do I need to do to virtually attend the annual meeting via live audio webcast?” PROXY MATERIALS AVAILABLE TO VIEW OR RECEIVE The following proxy materials are available to you to review: • The Company’s 2019 Annual Report on Form 10-K • The Company’s 2020 Proxy Statement HOW TO ACCESS YOUR PROXY MATERIALS View Online: Have your 11-digit control number in hand and visit http://www.viewproxy.com/GoldenMinerals/2020 Request and Receive a Paper or E-Mail Copy: By Internet: http://www.viewproxy.com/GoldenMinerals/2020 By Telephone: 1-877-777-2857 TOLL FREE By E-Mail: requests@viewproxy.com. Please include “GoldenMinerals” and your 11-digit control number in the subject line; do not include any other text or message in the e-mail. VOTING METHODS Via Internet Prior to the Annual Meeting: Go to http://www.AALVote.com/AUMN. Have your 11-digit control number available and follow the prompts. Your electronic vote prior to the Annual Meeting authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned a proxy card. Via Internet During the Annual Meeting: Go to http://www.viewproxy.com/GoldenMinerals/2020/ vm. Have your 11-digit control number available and follow the prompts. Via Mail: Request a paper copy of the materials which includes a proxy card. Follow the instructions on the proxy card for voting by mail. Via Telephone: Request a paper copy of the materials, which includes a proxy card. Follow the instructions on the proxy card for voting by telephone.